SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549


                                  FORM 8-K
                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


                               April 27, 2001
              Date of Report (Date of earliest event reported)


                  INTERNATIONAL FLAVORS & FRAGRANCES INC.
           (Exact name of registrant as specified in its charter)


                                  New York
               (State or other jurisdiction of incorporation)


            1-4858                              13-1432060
    (Commission File Number)          (IRS Employer Identification No.)


              521 West 57th Street, New York, New York   10019
             ----------------------------------------   -------
            (Address of principal executive offices)    (Zip Code)


                               (212) 765-5500
           -----------------------------------------------------
            (Registrant's telephone number, including area code)



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:


    Exhibit No.          Description
    -----------          -----------

      99.1               Unaudited historical geographic information with respect to the years
                         2000 and 1999, reclassified to reflect the separation of EAME into the regions of Europe and CAME (as defined below).

      99.2               Unaudited quarterly historical geographic information with respect to the year 2000, reclassified to reflect the separation of EAME into the regions of Europe and CAME.

      99.3               Unaudited proforma quarterly geographic information with respect to the year 2000, reclassified to reflect the separation of EAME into the regions of Europe and CAME giving effect to the BBA acquisition as if it had occurred at January 1, 2000.

      99.4               Unaudited quarterly proforma consolidated statements of income for the year 2000.

      99.5               Unaudited proforma consolidated statement of income for the year 2000.
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ITEM 9.  REGULATION FD DISCLOSURE

As previosly announced, effective January 1, 2001 Internationl Flavors &
Fragrances Inc. (the "Company") was reorganized into five geographic regions with an individual manager responsible for each region. The five regions include North America, Europe, the newly-constituted Central Asia, Middle
East ("CAME"), Latin America and Asia-Pacific; previously Europe and CAME had been combined as one geographic region - Europe Africa and the Middle
East ("EAME"). North and Latin America and Asia Pacific were unaffected by the geographic reorganization.

Also, as previously announced, the Company acquired Bush Boake Allen
("BBA"), effective November 3, 2000, and BBA operating results are included in the Company's consolidated results from that date.

In anticipation of earnings announcements for 2001, the following information is being furnished as a result of or otherwise in connection with the acquisition of BBA and the reorganization of the geographic regions under which the Company operates:

1.   Unaudited historical geographic information with respect to the years
     2000 and 1999, reclassified to reflect the separation of EAME into the regions of Europe and CAME.

2. Unaudited quarterly historical geographic information with respect to the year 2000, reclassified to reflect the separation of EAME into the regions of Europe and CAME.

3. Unaudited proforma quarterly geographic information with respect to the year 2000, reclassified to reflect the separation of EAME into the regions of Europe and CAME giving effect to the BBA acquisition as if it had occurred at January 1, 2000.

4.   Unaudited proforma consolidated statement of income for the year 2000.

5. Unaudited quarterly proforma consolidated statements of income for the year 2000.


                                 SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   INTERNATIONAL FLAVORS & FRAGRANCES INC.


                                   By: /s/ Stephen A. Block
                                       _________________________________
                                       Name:  Stephen A. Block
                                       Title: Senior Vice President, General
                                              Counsel and Secretary


Dated:  April 27, 2001

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

                           EXHIBIT INDEX

Exhibit No.          Description
-----------          -----------

  99.1               Unaudited historical geographic information with respect to the years
                     2000 and 1999, reclassified to reflect the separation of EAME into the regions of Europe and CAME.

  99.2               Unaudited quarterly historical geographic information with respect to the year 2000, reclassified to reflect the separation of EAME into the regions of Europe and CAME.

  99.3               Unaudited proforma quarterly geographic information with respect to the year 2000, reclassified to reflect the separation of EAME into the regions of Europe and CAME giving effect to the BBA acquisition as if it had occurred at January 1, 2000.

  99.4               Unaudited proforma consolidated statement of income for the year 2000.

  99.5               Unaudited quarterly proforma consolidated statements of income for the year 2000.